UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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KENEXA CORPORATION
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Kenexa Corporation

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

November 23, 2012

Dear Shareholders:

On or about October 26, 2012, we mailed to you a proxy statement relating to a special meeting of shareholders of Kenexa Corporation (“Kenexa”), originally scheduled to be held on November 29, 2012, to consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation (“IBM”), Jasmine Acquisition Corp. (“Sub”), a wholly-owned subsidiary of IBM, and Kenexa, as such agreement may be amended from time to time. Pursuant to the merger agreement, Sub will merge with and into Kenexa and as a result, under Pennsylvania law, Kenexa will become a wholly-owned subsidiary of IBM.

The purpose of this supplement is:

•

to advise you that we amended the merger agreement to reflect the grant by our board of directors of optional dissenters rights under Pennsylvania law to Kenexa’s shareholders with respect to the merger; and

•

to advise you that we have postponed the date of the special meeting of shareholders of Kenexa to provide our shareholders with time to consider the amendment and to evaluate, and provide timely notice of their intention to exercise, their dissenters rights with respect to the merger. The special meeting will now be held on December 3, 2012, at 10:00 A.M., Eastern time, at the offices of Pepper Hamilton LLP at 3000 Two Logan Square, Philadelphia, PA 19103.

If the merger is completed, Kenexa shareholders (other than those shareholders who properly exercise their dissenters rights in accordance with Pennsylvania law) will be entitled to receive $46.00 in cash, without interest and less any applicable withholding taxes, for each share of Kenexa common stock owned by them as of the date of the merger.

Our board of directors unanimously determined that the terms and conditions of the merger and the merger agreement, as amended, are fair to our shareholders and advisable and in the best interests of Kenexa. Accordingly, our board of directors has unanimously approved the merger agreement, as amended, and the merger and the other transactions contemplated thereby, and unanimously recommends that you vote “FOR” the adoption of the merger agreement, as amended.

Attached to this letter is a supplement to the proxy statement containing additional information about the amendment to the merger agreement. Please read this document carefully and in its entirety. We also encourage you, if you have not done so already, to read the proxy statement dated October 26, 2012, which was previously sent to you on or about October 26, 2012.

Your vote is very important, regardless of the number of shares you own. The proposal to adopt the merger agreement, as amended, must be approved by the holders of a majority of the votes cast by all Kenexa shareholders entitled to vote on the merger. Failure to vote and abstentions will have no effect on any of the proposals presented at the special meeting. Only shareholders who owned shares of Kenexa common stock at the close of business on October 24, 2012, the record date for the special meeting, will be entitled to vote at the special meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or telephone or attend the special meeting and vote in person. Even if you plan to attend the meeting, we urge you to promptly submit a proxy for your shares via the Internet or telephone or by completing, signing, dating and returning the enclosed proxy card.

If you have already returned your proxy card or otherwise voted via the internet or over the telephone and do not wish to exercise your dissenters rights or change your vote, there is nothing further that you need to do. If you wish to exercise dissenters rights, there is action which you must take at or before the special meeting, as described in this supplement.

If you sign, date and return your proxy card or submit a proxy via the Internet or telephone without indicating how you wish to vote, your proxy will be voted “FOR” the adoption of the merger agreement, and “FOR” each of the other proposals to be considered at the special meeting. If you fail to submit a proxy, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.

Thank you for your continued support of Kenexa.

Sincerely,

Nooruddin (Rudy) S. Karsan

Chairman and Chief Executive Officer

This supplement is dated November 23, 2012.

KENEXA CORPORATION

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 3, 2012

AND SUPPLEMENT TO PROXY STATEMENT

To the Shareholders of Kenexa Corporation:

Kenexa Corporation, a Pennsylvania corporation (“Kenexa”), will hold a special meeting of shareholders at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, at 10:00 A.M., Eastern Time, on Monday, December 3, 2012, for the following purposes:

1.	To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation, a New York corporation (“IBM”), Jasmine Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of IBM (“Sub”), and Kenexa, as such agreement may be amended from time to time;

2.	To consider and vote upon the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting; and

3.	To consider and vote on a proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Only record holders of Kenexa common stock at the close of business on October 24, 2012 are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important, regardless of the number of shares of Kenexa’s common stock you own. The affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting is required to adopt the merger agreement and to approve the proposal to adjourn the special meeting and certain “golden parachute” compensation, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

In connection with a memorandum of understanding with respect to litigation relating to the merger, Kenexa’s board of directors adopted a resolution granting all Kenexa shareholders dissenters rights in connection with the merger, and Kenexa, IBM and Sub entered into an amendment to the merger agreement providing for such dissenters rights. Accordingly, Kenexa shareholders have dissenters rights as provided by Pennsylvania law in connection with the merger.

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder. If you have already returned your proxy card or otherwise voted via the internet or over the telephone and do not wish to exercise your dissenters rights or change your vote, there is nothing further that you need to do. If you wish to exercise dissenters rights, there is action which you must take at or before the special meeting, as described in this supplement.

If you sign, date and return your proxy card or submit a proxy via the Internet or telephone without indicating how you wish to vote, your proxy will be voted “FOR” the adoption of the merger agreement (as amended), “FOR” the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable. If you fail to return your proxy card and do not submit your proxy via the Internet or by telephone, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have no effect on (i) the merger proposal, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit solicitations of additional proxies or (iii) approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable, if a quorum is present. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the special meeting.

Our board of directors unanimously recommends that you vote “FOR” adoption of the merger agreement (as amended), “FOR” adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting, and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

The accompanying supplement to the proxy statement provides a detailed description of the amendment to the merger agreement. We urge you to read the proxy statement and this supplement carefully in their entirety.

By Order of the Board of Directors,

Cynthia P. Dixon

Assistant Secretary

Wayne, Pennsylvania

November 23, 2012

INTRODUCTION

This supplement to the proxy statement dated October 26, 2012 is being sent to you because we have amended our Agreement and Plan of Merger with International Business Machines Corporation, which we refer to in this supplement as IBM, and Jasmine Acquisition Corp., which we refer to in this supplement as Sub, and our shareholders are being asked to adopt the merger agreement, as amended, at a special meeting of shareholders that has been rescheduled for December 3, 2012.

On November 20, 2012, a memorandum of understanding was reached relating to the settlement of a derivative action and a purported class action complaint in the Court of Common Pleas of Chester County, Pennsylvania, naming Kenexa, the members of our board of directors, IBM, and Sub as defendants. In connection with the memorandum of understanding, on November 21, 2012, our board of directors adopted a resolution granting all Kenexa shareholders dissenters rights in connection with the merger, and Kenexa, IBM and Sub entered into an amendment to the merger agreement providing for such dissenters rights. This supplement provides information about the amended terms and conditions of the proposed merger and updates the proxy statement dated October 26, 2012, previously mailed to you on or about October 26, 2012, which we refer to in this supplement as the “proxy statement.”

The information provided in the proxy statement continues to apply, except as described in this supplement. To the extent information in this supplement differs from, updates or conflicts with information contained in the proxy statement, the information in this supplement is the more current information. If you need another copy of the proxy statement or this supplement you may obtain it free of charge from us by directing such request to Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, Attention: Corporate Secretary, or call (866) 888-8121.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT TO THE MERGER AGREEMENT

The following Q&A is intended to address some commonly asked questions regarding the amendment to the merger agreement, which we may refer to in this supplement as the Amendment or the amendment, to the Agreement and Plan of Merger, dated as of August 25, 2012, by and among IBM, Sub and Kenexa. These questions and answers may not address all questions that may be important to you as a Kenexa shareholder. We urge you to read carefully the more detailed information contained elsewhere in this supplement, the annex to this supplement, the proxy statement itself and the documents we refer to throughout.

Except as otherwise specifically noted in this supplement, “we,” “our,” “us” and similar words in this supplement refer to Kenexa Corporation. In addition, throughout this supplement, we may refer to the Agreement and Plan of Merger, dated as of August 25, 2012, by and among IBM, Sub and Kenexa as the original merger agreement, and the original merger agreement, as amended by the amendment, as the merger agreement.

The Special Meeting

Q: Why am I receiving this supplement to the proxy statement?

A: On November 20, 2012, a memorandum of understanding was reached relating to the settlement of a derivative action and a purported class action complaint in the Court of Common Pleas of Chester County, Pennsylvania, naming Kenexa, the members of our board of directors, IBM, and Sub as defendants. In connection with the memorandum of understanding, on November 21, 2012, our board of directors adopted a resolution granting all Kenexa shareholders dissenters rights in connection with the merger, and Kenexa, IBM and Sub entered into an amendment to the merger agreement providing for such dissenters rights. Our board of directors is furnishing this supplement, which updates the proxy statement dated October 26, 2012, to provide shareholders with information on the amendment and the revised terms of the merger, including the availability of dissenters rights under Pennsylvania law, and the postponement of the special meeting to provide our shareholders with the time to evaluate, and provide timely notice of their intention to exercise, their dissenters rights with respect to the merger.

Q: What is the effect of the amendment?

A: The amendment provides for the dissenters rights under Pennsylvania law granted by our board of directors to all shareholders in connection with the merger. Please see the description of dissenters rights beginning on page S-10 of this supplement under the heading “Update to Dissenters Rights” for more information. The specific terms of the merger agreement that were amended are described beginning on page S-14 of this supplement under the heading “Update to the Merger Agreement.” The full text of the amendment is attached to this supplement as Annex C. You are urged to read the merger agreement, as amended by the amendment, in its entirety.

Q: When do you expect to complete the merger?

A: We currently expect the merger to be completed as quickly as possible after the special meeting of shareholders, subject to the satisfaction of all other closing conditions. However, we cannot assure that all conditions to the merger will be satisfied or, if satisfied, of the date by which they will be satisfied.

Q: When and where will the special meeting be held?

A: The special meeting will be held on December 3, 2012 at 10:00 A.M., Eastern Time at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799.

Q: How does Kenexa’s board recommend that I vote?

A: Our board of directors unanimously approved the merger, the merger agreement, as amended by the amendment, and the other transactions contemplated thereby, and determined that the terms and conditions of the merger and the merger agreement, as amended by the Amendment, are fair to our shareholders and advisable and in the best interests of Kenexa. Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement (as amended).

Q: Who is entitled to vote at the special meeting?

A: Although the date of the special meeting has changed, the record date for determining who is entitled to vote at the special meeting has not changed; it remains October 24, 2012. Only shareholders of record as of the close of business on October 24, 2012 are entitled to vote the shares of our common stock that they held at that time at the special meeting or at any adjournments or postponements of the special meeting.

Q: What do I need to do now?

A: We urge you to read this supplement, the merger agreement, the Amendment, the proxy statement and the other documents referred to or incorporated by reference in this supplement or the proxy statement carefully and consider how the merger affects you.

If you already have voted on the merger using a properly executed proxy card or otherwise voted via the Internet or telephone, you will be considered to have voted on the merger agreement, as amended, as well, and you do not need to do anything unless you wish to exercise your dissenters rights or change your vote.

If you have previously submitted a proxy card voting in favor of the merger or a signed blank proxy card and wish to exercise dissenters’ rights, you must revoke your previously submitted proxy and deliver a written notice of your intention to exercise dissenters rights by or before the special meeting. If you have already voted on the merger using a properly executed proxy card or otherwise voted via Internet or telephone but wish to revoke or change your vote, you may do so at any time before your proxy card is voted at the special meeting.

If you have sent a proxy card directly to Kenexa, you may revoke your proxy by:

•

delivering a written revocation of the proxy or a later dated, signed proxy card, to our Corporate Secretary at our corporate offices at Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, on or before the business day prior to the special meeting;

•	delivering a new, later-dated proxy by telephone or via the Internet on or before the business day prior to the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed a broker or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

Revocation of a proxy will not affect any vote taken prior to revocation. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

If you have not voted already, and if you are a registered holder, please vote by telephone or over the Internet by following the instructions on the card included with this supplement, or complete, sign, date and return the proxy card included with this supplement. If your shares are held in “street name” by your bank, brokerage firm or other nominee, please refer to your voting card or other information forwarded by your bank, brokerage firm or other nominee to determine whether you may vote by telephone or electronically on the Internet and follow the instructions on the card or other information provided by your bank, brokerage firm or other nominee. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy card will be counted as a vote for adoption of the merger agreement, as amended, and you will not be able to exercise dissenters’ rights.

Q: Who can help answer my questions?

A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Kenexa Corporation

Attn: Investor Relations

650 East Swedesford Road, Second Floor

Wayne, PA 19087

Telephone: (866) 888-8121

or

Georgeson Inc.

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Toll-Free Call: (866) 277-0928

Neither the Securities and Exchange Commission, which we may refer to in this supplement as the SEC, nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this supplement. Any representation to the contrary is a criminal offense.

FORWARD-LOOKING INFORMATION

This supplement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•	the risk that the merger may not be consummated in a timely manner, if at all,

•	the risk that the regulatory approvals required to complete the merger will not be obtained in a timely manner, if at all,

•

the risk that the merger agreement may be terminated in circumstances that require us to pay IBM a termination fee of $52 million and reimburse IBM for its expenses up to $5 million in connection therewith,

•	risks regarding a loss of or a substantial decrease in business from our major customers,

•	risks related to diverting management’s attention from our ongoing business operations,

•	risks regarding employee retention, and

•	other risks detailed in our current filings with the SEC, including our most recent filings on Form 10-K and Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

UPDATE TO THE SUMMARY

The following information updates or supplements the information in the specified paragraphs in the section of the proxy statement titled “Summary” commencing on page 2 of the proxy statement. The page references below are to pages in the proxy statement.

Merger Consideration (page 48)

The following replaces the paragraphs titled “Merger Consideration.”

If the merger is completed, and unless you properly exercise dissenters rights as described elsewhere in this proxy statement, you will be entitled to receive $46.00 in cash, without interest and less any applicable withholding taxes, in exchange for each share of Kenexa common stock that you own immediately prior to the effective time of the merger.

After the merger is completed, and unless you properly exercise dissenters rights as described elsewhere in this proxy statement, you will have the right to receive the merger consideration, but you will no longer have any rights as a Kenexa shareholder as a result of the merger. Our shareholders (other than those who properly exercise their dissenters rights) will receive the merger consideration in exchange for their shares of our common stock in accordance with the instructions contained in the letter of transmittal to be sent to holders of shares of our common stock as soon as reasonably practicable after the closing of the merger.

The Special Meeting of Kenexa’s Shareholders (page 14)

The following replaces the paragraph titled “Date, Time and Place.”

Date, Time and Place. A special meeting of our shareholders will be held on December 3, 2012, at 10:00 A.M., Eastern Time at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, to consider and vote upon:

•	a proposal to adopt the merger agreement (as amended),

•

a proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting, and

•

a proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Legal Matter Regarding the Merger

The following replaces the paragraph titled “Legal Matter Regarding the Merger.”

Subsequent to the announcement of the merger, our board of directors received a letter from a law firm representing an alleged shareholder demanding that we institute a lawsuit on behalf of the Company to assert claims that our directors failed to comply with their fiduciary duties in connection with the merger, which we may refer to in this proxy statement as the Demand Letter. Our board of directors formed a special committee, which we may refer to in this proxy statement as the Committee, to review, with independent counsel, the claims in the Demand Letter. On October, 31, 2012, prior to the Committee making any conclusions regarding the allegations in the Demand Letter, the alleged shareholder filed a derivative action and a purported class action complaint, which we may refer to in this proxy statement as the complaint, in the Court of Common Pleas of Chester County, Pennsylvania, naming Kenexa, the members of our board of directors, IBM, and Sub as defendants. On November 20, 2012, a memorandum of understanding was reached relating to the settlement of the litigation. In connection with the memorandum of understanding, on November 21, 2012, our board of directors adopted a resolution granting all of our shareholders dissenters rights in connection with the merger, and Kenexa, IBM and Sub entered into an amendment to the merger agreement providing for such dissenters rights.

Interests of Kenexa’s Directors in IBM

The following is added as a new section following “Legal Matter Regarding the Merger.”

One of our independent directors who is a member of the Committee owns an amount of IBM stock which the Company believes is not material in relation to such director’s overall securities holdings, overall financial position or holdings of our common stock. As part of its review, the Committee considered this and determined that such stock ownership did not impact the director’s independence.

Dissenters’ Rights (page 42)

The following replaces the paragraphs titled “Absence of Dissenters’ Rights.”

If the merger is completed, all of our shareholders who were entitled to vote on the merger agreement and who did not vote “FOR” the adoption of the merger agreement will be entitled to dissent and obtain payment of the “fair value” of their shares under the Pennsylvania Business Corporation Law of 1988, as amended, which we may refer to in this proxy statement as the PBCL, in connection with the merger. In order to exercise such dissenters’ rights, shareholders must strictly comply with the statutory procedures of the PBCL, which, among other things, requires that dissenting shareholders deliver a written notice of their intention to exercise dissenters rights by or before the special meeting and not vote “FOR” the merger. “Fair value” as determined by a court or arbitrator may be equal to, more than or less than the amount of consideration that the shareholder would have received in the merger.

UPDATE TO LEGAL MATTER REGARDING THE MERGER

The following replaces, in its entirety, the section of the proxy statement titled “The Merger – Legal Matter Regarding the Merger” commencing on page 41 of the proxy statement.

Subsequent to the announcement of the merger, our board of directors received a letter from a law firm representing an alleged shareholder demanding that we institute a lawsuit on behalf of the Company to assert claims that our directors failed to comply with their fiduciary duties in connection with the merger. The letter indicated that in the event our board of directors does not institute an action, the law firm’s client may do so.

Our board of directors authorized the Committee to review, with independent counsel, the claims in the letter. On October, 31, 2012, prior to the Committee making any conclusions regarding the allegations in the letter, the alleged shareholder filed a derivative action and a purported class action complaint in the Court of Common Pleas of Chester County, Pennsylvania, naming Kenexa, the members of our board of directors, IBM, and Sub as defendants. The complaint repeated the claims in the letter and generally alleged that, in connection with approving the merger, our directors breached their fiduciary duties owed to Kenexa, and that IBM knowingly acted in concert with our directors in their breaches of their fiduciary duties. The complaint sought, among other things, certification of the case as a class action, an injunction against the consummation of the transaction, a judgment against the defendants for damages, and an award of fees, expenses and costs to plaintiffs and their attorneys.

Since the filing of the complaint, the Committee concluded its review and investigation of the letter and also reviewed and investigated the complaint. The Committee adopted a report that concludes that there is no evidence to support the allegations against the board members made by the alleged shareholder in either the letter or the complaint and that pursuing the claims would not be in the best interest of the Company or its shareholders.

On November 20, 2012, a memorandum of understanding was reached relating to the settlement of the litigation. In connection with the memorandum of understanding, on November 21, 2012, our board of directors adopted a resolution granting all Kenexa shareholders dissenters rights in connection with the merger, and Kenexa, IBM and Sub entered into an amendment to the merger agreement providing for such dissenters rights.

NEW SECTION ENTITLED INTERESTS OF KENEXA’S DIRECTORS IN IBM

The following section is added as a new section following the section of the proxy statement titled “The Merger – Legal Matter Regarding the Merger” which commences on page 41 of the proxy statement.

Interests of Kenexa’s Directors in IBM

One of our independent directors who is a member of the Committee owns an amount of IBM stock which the Company believes is not material in relation to such director’s overall securities holdings, overall financial position or holdings of our common stock. As part of its review, the Committee considered this and determined that such stock ownership did not impact the director’s independence.

UPDATE TO DISSENTERS RIGHTS

The following replaces the section of the proxy statement formerly titled “The Merger – Absence of Dissenters Rights” commencing on page 42 of the proxy statement.

In connection with entry into the memorandum of understanding relating to certain litigation described elsewhere in this proxy statement, our board of directors adopted a resolution providing all Kenexa shareholders with dissenters rights (as provided in Subchapter 15D of the PBCL) in connection with the merger, as permitted by Section 1571(c) of the PBCL. The original merger agreement was amended to provide for these dissenters rights.

If you are a shareholder and do not wish to accept the consideration allocated to you in the merger, you may dissent and alternatively elect to receive payment for the “fair value” of your shares of Kenexa, as determined in accordance with each of the provisions of Subchapter 15D of the PBCL. Fair value for these purposes means the fair value of your shares before giving effect to the merger, and excluding any appreciation or depreciation in anticipation of the merger. As a result, the fair value that a dissenting shareholder receives as a result of this process may be equal to, higher than or lower than the value that such shareholder would have received in the merger. Given the complexity of the procedures for exercising dissenters rights, we suggest that if you are considering whether to exercise dissenters rights, you should also consider whether to consult with legal counsel of your own choosing and at your own expense before attempting to exercise dissenters rights.

As a consequence of our board of directors’ grant to shareholders of dissenters’ rights, pursuant to the PBCL, we must notify you of your right to dissent. We will not give any notice of the following requirements other than as described in this proxy statement and as otherwise required by the PBCL. You should note that, unless all of the required procedures for exercising dissenters rights are followed with particularity, dissenters rights will be lost and, in that event, you will only be entitled to receive the consideration provided for under the merger agreement.

If you wish to exercise dissenters rights, or preserve the right to do so, you should review carefully the following discussion. You should consult your tax advisor with respect to the federal, state, local and foreign tax consequences of the exercise of dissenters rights in your particular circumstances. If you exercise dissenters rights, you will be taxed on your receipt of cash in generally the same manner as if you received cash as consideration in the merger. If you have dissented from approval of the merger and have exercised your dissenters rights in accordance with Subchapter 15D, your shares of Kenexa common stock will be converted into the right to receive the fair value of those shares, determined in accordance with Subchapter 15D, on the date of the effective time of the merger. Voting “AGAINST” the adoption of the merger agreement and the transactions contemplated in the merger agreement, whether in person or by proxy, is not sufficient notice to exercise dissenters rights. However, a vote “FOR” the adoption of the merger agreement will effectively waive your dissenters rights.

If you have previously submitted a proxy card voting in favor of the merger or a signed blank card and wish to exercise dissenters’ rights, you must revoke your previously submitted proxy and deliver a written notice of your intention to exercise dissenters rights by or before the special meeting. If you have already voted on the merger using a properly executed proxy card or otherwise voted via Internet or telephone but wish to revoke or change your vote, you may do so at any time before your proxy card is voted at the special meeting.

Filing Notice of Intention to Demand Fair Value

If you intend to exercise dissenters’ rights and demand payment of the fair value of your Kenexa shares, you must deliver a written notice of such intention to Kenexa by or before the vote to be held at the special meeting. This written notice should be sent to Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, Attention: Corporate Secretary. Neither a vote “AGAINST” the adoption of the merger agreement, whether in person or by proxy, nor an abstention from voting on the approval of the merger agreement, is sufficient to satisfy the requirement of delivering to Kenexa a written notice of your intention to demand payment of the fair value of your Kenexa shares if the merger is consummated.

If you effect a change in your beneficial ownership of your Kenexa shares after the time you deliver the written notice of your intention to demand the fair value of your Kenexa shares, you will have waived your dissenters rights.

If you wish to dissent, you must not vote “FOR” the adoption and approval of the merger agreement. The submission of a signed blank proxy will serve to waive dissenters rights, if not later revoked, but a failure to vote, a vote “AGAINST,” or an abstention from voting on the adoption of the merger agreement will not waive such rights. Proper revocation of a signed blank proxy or of a signed proxy instructing a vote for approval of the merger will also preserve a shareholder’s dissenters rights under the PBCL. Failure to comply with any of the foregoing will result in your forfeiture of any right to payment of the fair value of your Kenexa shares. In that event, you will be entitled to receive the consideration provided for under the merger agreement.

Notice to Demand Payment

If the merger is adopted by the shareholders entitled to vote thereon at the special meeting of shareholders, we will mail to all dissenting shareholders who gave due notice of their intention to demand payment of the fair value of their Kenexa shares and refrained from voting “FOR” the approval and adoption of the merger agreement a notice stating where and when a demand for payment must be sent. The notice will be accompanied by a copy of Subchapter 15D of the PBCL and will include a form for demanding payment. The time set for the receipt of a shareholder’s demand for payment will not be less than 30 days from the date we mail the notice to shareholders.

If you are a dissenting shareholder, failure to timely demand payment pursuant to such notice will cause you to lose all right to receive payment of the fair value of your shares in Kenexa. All mailings from a dissenting shareholder to Kenexa are at the risk of the dissenting shareholder. Accordingly, we recommend that the notice of intention to dissent and the form for demanding payment of fair value be sent by certified mail.

Payment of the Fair Value of Shares

Promptly after the date of the effective time of the merger, or upon timely receipt of demand for payment if the merger has already been effected, we will either remit to dissenting shareholders who have duly made demand for payment the amount that we estimate to be the fair value of the shares, or give written notice that no remittance will be made under Section 1577 of the PBCL. Such remittance or notice will be accompanied by:

•

Kenexa’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months prior to the date of remittance or notice, together with the latest available unaudited interim financial statements;

•	a statement of Kenexa’s estimate of the fair value of the Kenexa shares; and

•	a notice of the right of a dissenting shareholder to demand payment or supplemental payment, as the case may be, accompanied by a copy of Subchapter 15D of the BCL.

Estimate by Dissenting Shareholder of the Fair Value

If you are a dissenting shareholder and you believe that the amount that we estimate or remit for your Kenexa shares is less than the fair value of such shares, you may send to us your own estimate of the fair value, which will be deemed a demand for payment of the amount of the deficiency. If you do not file your own estimate of the fair value within 30 days after remittance or notice has been mailed by Kenexa, you will be entitled to no more than the amount that we estimated in such notice or remitted to you.

Valuation Proceedings

Within 60 days after the latest of (i) the date on which the merger becomes effective, (ii) timely receipt by Kenexa of any demands for payment by dissenting shareholders, or (iii) timely receipt by Kenexa of any dissenting shareholder estimates of fair value, if any demands for payment remain unsettled, we may file in court an application for relief requesting that the fair value of Kenexa shares be determined by the court. Each dissenting shareholder whose demands have not been settled will be made a party to the proceeding and will be entitled to recover the amount of the fair value of the dissenting shareholder’s Kenexa shares or the amount by which that fair value exceeds the amount, if any, previously remitted by Kenexa. The dissenting shareholder will also be entitled to interest on the amount from the date of the effective time of the merger until the date of payment. There is no assurance, however, that we will file an application for relief. If Kenexa fails to file an application within the 60-day period, any dissenting shareholder with an unsettled claim may file an application in Kenexa’s name within 30 days after the expiration of the 60-day period. If a dissenting shareholder does not file an application within the 30-day period, each dissenting shareholder entitled to file an application will be entitled to no more than Kenexa’s estimate of the fair value of Kenexa shares, and may bring an action to recover any amount not previously remitted. In determining the fair value of Kenexa shares, a court may take into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the merger, and may determine that the fair value of Kenexa shares is more than, less than or equal to the consideration otherwise payable for such shares under the merger agreement.

Costs and Expenses of Valuation Proceedings

The costs and expenses of any valuation proceeding, including the reasonable compensation and expenses of any appraiser appointed by the court, will be determined by the court and assessed against Kenexa, except that any part of such costs and expenses may be assessed as the court deems appropriate against all or some of the dissenting shareholders whose action in demanding supplemental payment is found by the court to be dilatory, obdurate, arbitrary, vexatious or in bad faith. The court may also assess against Kenexa the fees and expenses of counsel and experts for any or all of the dissenting shareholders if Kenexa fails to comply substantially with Subchapter 15D of the PBCL or acts in a dilatory, obdurate, arbitrary or vexatious manner or in bad faith. Likewise, the court can assess any fees or expenses incurred by Kenexa against any dissenting shareholder if the dissenting shareholder is found to have acted in a dilatory, obdurate, arbitrary or vexatious manner or in bad faith. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders and should not be assessed against Kenexa, it may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenting shareholders who were benefited.

UPDATE TO MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following replaces the final sentence of the second paragraph in the section of the proxy statement titled “The Merger – Material United States Federal Income Tax Consequences of the Merger” commencing on page 43 of the proxy statement.

This discussion does not address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder, nor does it address U.S. federal income tax consequences that may be relevant to Kenexa shareholders who exercise their dissenters’ rights under Pennsylvania law.

UPDATE TO THE MERGER AGREEMENT

The following information updates or supplements the information in the specified paragraphs in the section of the proxy statement titled “The Merger Agreement” commencing on page 47 of the proxy statement.

Merger Consideration

The following replaces the paragraph titled “Merger Consideration.”

The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares held by us or IBM and shares that are subject to properly exercised dissenters rights) will be converted at the effective time of the merger into the right to receive $46.00 in cash, without interest and less any applicable withholding taxes.

Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates

The following replaces the second paragraph under the heading “Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates.”

As soon as reasonably practicable after the effective time of the merger, the paying agent will mail to each person who was a holder of record of our common stock immediately prior to the effective time of the merger (other than any such person who properly exercised dissenters rights with respect to his or her shares of common stock) a letter of transmittal containing instructions for exchanging certificates representing such shares of our common stock. Such letter of transmittal will be accompanied by a substitute IRS Form W-9 or the applicable IRS Form W-8. After the effective time of the merger, each holder of a certificate previously representing such shares of our common stock (other than any such person who properly exercised dissenters rights with respect to his or her shares of common stock) will, upon surrender to the paying agent of a certificate, together with a properly completed letter of transmittal, be entitled to receive the merger consideration of $46.00 in cash, less any applicable withholding taxes, for each share of our common stock represented by such certificate.

The following supplements the disclosure in the proxy statement:

Optional Dissenters’ Rights

Pursuant to the amendment, shares of our common stock outstanding immediately prior to the effective time of the merger that are held by any holder who duly complies with all provisions of the PBCL concerning the right of holders of our common stock to dissent from the merger and seek dissenters’ rights for their shares will not be converted into the right to receive the merger consideration, but instead such holder will be entitled to receive such consideration as may be determined to be due to such holder pursuant to the PBCL. We may refer to such shares in this supplement as dissenters’ shares. At the effective time of the merger, the dissenters’ shares will no longer be outstanding and will automatically be canceled and will cease to exist, and each holder will cease to have any rights with respect thereto, except the right to receive such consideration as may be determined to be due to such holder pursuant to the PBCL. Notwithstanding the foregoing, if any such holder fails to perfect or otherwise waives, withdraws or loses the right to dissent under the PBCL or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by the PBCL, then the right of such holder to be paid such consideration as may be determined to be due to such holder pursuant to the PBCL will cease and such dissenters’ shares will be deemed to have been converted at the effective time of the merger into the right to receive the merger consideration.

Representations and Warranties

The bullet reading “the absence of appraisal or dissenters’ rights;” is deleted.

Covenants

The following supplements the disclosure titled “Covenants.”

Dissenters Rights

Pursuant to the amendment, we have agreed to file with the SEC a supplement to our proxy statement including disclosure constituting a notice of dissenters rights as required by Subchapter 15D of the PBCL. In addition, we agreed to share with IBM any notices of dissenters rights received from Kenexa shareholders prior to the Effective Time and IBM agreed to ensure that Kenexa upholds its obligations with respect to the determination and payment of fair value in respect of Kenexa shares for which the holder’s dissenters rights are properly exercised in accordance with the PBCL.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Kenexa Corporation

Attention: Investor Relations

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

Telephone: (866) 888-8121

If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.

* * * * *

You should rely only on the information contained in this supplement and the proxy statement itself to vote on the proposals described therein. We have not authorized anyone to provide you with information that is different from what is contained in this supplement or the proxy statement. This supplement is dated November 23, 2012. You should not assume that the information contained in this supplement is accurate as of any date other than that date (or as of an earlier date if so indicated in this supplement). Neither the mailing of this supplement to shareholders nor the issuance of cash in the merger creates any implication to the contrary. This supplement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is important. You may vote by returning the enclosed proxy card, submitting a proxy via the Internet or telephone or attending the special meeting and voting in person. Please call our proxy solicitor, Georgeson Inc., at (866) 277-0928 if you have any questions about this proxy statement or the merger or need assistance with the voting procedures.

Annex C

AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER

This Amendment (this “Amendment”) to the Agreement and Plan of Merger, dated as of August 25, 2012 (the “Agreement”) among International Business Machines Corporation, a New York corporation (“Parent”), Jasmine Acquisition Corp., a Pennsylvania corporation (“Sub”), and Kenexa Corporation, a Pennsylvania corporation (the “Company”), is entered into as of November 21, 2012 among Parent, Sub and the Company. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Parent, Sub and the Company desire to amend the Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Amendment, Parent, Sub and the Company hereby agree as follows:

Section 1. Amendments.

(a) Amendment to Section 2.01(c). The first sentence of Section 2.01(c) shall be deleted in its entirety and replaced with the following: “Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be canceled in accordance with Section 2.01(b) and (ii) except as provided in Section 2.03, the Dissenters’ Shares) shall be converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”).”

(b) Addition of New Section 2.03. A new Section 2.03 shall be added to the Agreement and provide as follows: “SECTION 2.03. Optional Dissenters’ Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who duly complies with all provisions of the PBCL concerning the right of holders of Company Common Stock to dissent from the Merger and seek dissenters’ rights for their shares (the “Dissenters’ Shares”) shall not be converted into the right to receive the Merger Consideration as provided in Section 2.01(c), but instead such holder shall be entitled to receive such consideration as may be determined to be due to such holder pursuant to the PBCL. At the Effective Time, the Dissenters’ Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or evidence of shares of Company Common Stock in book-entry form that immediately prior to the Effective Time represented Dissenters’ Shares shall cease to have any rights with respect thereto, except the right to receive such consideration as may be determined to be due to such holder pursuant to the PBCL. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to dissent under the PBCL or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by the PBCL, then the right of such holder to be paid such consideration as may be determined to be due to such holder pursuant to the PBCL shall cease and such Dissenters’ Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 2.01(c). The Company shall serve prompt notice to Parent of any demands for dissenters’ rights of any shares of Company Common Stock, withdrawals of any such demands and any other related instruments served pursuant to the PBCL received by the Company, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.”

(c) Amendment to Section 3.01(aa). The first sentence of Section 3.01(aa) shall be deleted in its entirety and replaced with the following: “Other than the Optional Dissenters’ Rights, no holder of any class or series of the Company’s capital stock will be entitled to exercise appraisal or dissenters’ rights under the PBCL, other applicable Laws, the Company Articles, or the Company Bylaws in connection with the Merger or the other transactions contemplated by this Agreement.”

(d) Addition of New Section 5.11. A new Section 5.11 shall be added to the Agreement and provide as follows: “SECTION 5.11. Optional Dissenters’ Rights. The Company shall take, or cause to be taken, all actions that are necessary, proper or advisable to, pursuant to Section 1571(c) of the PBCL, direct that the shareholders of the Company shall have dissenters’ rights in connection with the Merger, with such rights to be the same as those as set forth in Subchapter D, Chapter 15 of the PBCL (the “Optional Dissenters’ Rights”). Following the Closing, Parent shall cause the Surviving Corporation to, abide by any obligations of the Surviving Corporation under Subchapter D, Chapter 15 of the PBCL with respect to the Optional Dissenters’ Rights of any shareholder of the Company that has properly exercised his, her or its Optional Dissenters’ Rights in accordance with the PBCL.”

(e) All references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement, as amended by this Amendment.

Section 2. Date of Shareholders Meeting; Closing. (a) Each of the Company, Parent and Sub hereby agree that, notwithstanding anything to the contrary in the Agreement, the Shareholders Meeting shall be held on December 3, 2012; provided, however, that (i) if the Company is unable to obtain a quorum of its shareholders at such time, the Company may extend the date of the Shareholders Meeting to the extent (and only to the extent) necessary in order to obtain a quorum of its shareholders and the Company shall use its commercially reasonable efforts to obtain such a quorum as promptly as practicable, (ii) the Company may delay the Shareholders Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is required by applicable Law to comply with comments made by the SEC with respect to the Proxy Statement and (iii) the Company may delay the Shareholders Meeting to the extent (and only to the extent) required by a court of competent jurisdiction in connection with any proceedings in connection with the Agreement, the Merger or the other transactions contemplated by the Agreement.

(b) Each of the Company, Parent and Sub hereby agree that, notwithstanding anything to the contrary in Section 1.02 of the Agreement, subject to the satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VI of the Agreement (other than those that by their terms are to be satisfied or waived at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at the Closing), the Closing will take place as promptly as possible following the Shareholders Meeting.

Section 3. Memorandum of Understanding. Parent hereby consents to the Company entering into that certain Memorandum of Understanding setting forth the terms and conditions of settlement of the derivative action and purported class action filed in the Court of Common Pleas of Chester County, Pennsylvania, by an alleged shareholder of the Company against Parent, Sub, the Company and each member of the Company’s board of directors.

Section 4. The Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Agreement shall mean the Agreement as amended or modified hereby.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof, except to the extent the Laws of the Commonwealth of Pennsylvania are mandatorily applicable to the Agreement, this Amendment, the Merger or the Articles of Merger.

Section 6. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

Section 7. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

[Signature page follows]

2

Parent, Sub and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Kevin J. Reardon
Name: Kevin J. Reardon
Title: Vice President, Corporate Development

[Signature Page to Merger Agreement Amendment]

JASMINE ACQUISITION CORP.

By:	/s/ Gregory C. Bomberger
Name: Gregory C. Bomberger
Title: Secretary

[Signature Page to Merger Agreement Amendment]

KENEXA CORPORATION

By:	/s/ Donald F. Volk
Name: Donald F. Volk
Title: Chief Financial Officer

[Signature Page to Merger Agreement Amendment]

[Form of Proxy Card]

PROXY

KENEXA CORPORATION

650 East Swedesford Road Second Floor

Wayne, PA 19087

SPECIAL MEETING OF SHAREHOLDERS

December 3, 2012

THIS PROXY IS SOLICITED ON BEHALF OF KENEXA CORPORATION’S BOARD OF DIRECTORS

The undersigned hereby appoints Nooruddin (Rudy) S. Karsan and Donald F. Volk proxies for the undersigned, each with power to appoint his or her substitute, and authorizes each of them acting alone, or together if more than one is present, to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on October 24, 2012, at the Special Meeting of Shareholders to be held on December 3, 2012, at 10:00 A.M., Eastern Time at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, or at any adjournments or postponements thereof, with all the power the undersigned would possess if personally present at the Special Meeting of Shareholders, with respect to the matters set forth on the reverse side, as more fully described in the proxy statement received by the undersigned stockholder.

Your shares will be voted as directed on this proxy. If this card is signed and no direction is given for any item, it will be voted FOR all items.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting of Shareholders and the Proxy Statement, as supplemented, for the meeting are available at www.proxyvote.com

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-800-690-6903 on a Touch-Tone Phone. There is no charge to you for this call.

or

2.	Via the Internet at www.proxyvote.com and follow the instructions.

or

3.	Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note that telephone and Internet votes must be cast prior to 11:59 p.m., Eastern Time, on December 2, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call toll-free on a touch-tone phone any time prior to 11:59 p.m., Eastern Time, on December 2, 2012: 1-800-690-6903	Vote by Internet Any time prior to 11:59 p.m., Eastern Time, on December 2, 2012 go to : www.proxyvote.com

Please note that the last vote received in accordance with the instructions contained in this proxy card, whether by telephone, Internet or mail, will be the vote counted.

☒.	Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.

The Board of Directors recommends you vote FOR proposals 1, 2, and 3:

1.	Merger Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation, a New York corporation (“IBM”), Jasmine Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of IBM, and Kenexa Corporation, as such agreement may be amended from time to time.

☐	FOR
☐	AGAINST
☐	ABSTAIN

2.	Adjournment Proposal. The proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

☐	FOR
☐	AGAINST
☐	ABSTAIN

3.	Advisory Vote on Golden Parachute Compensation. The proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa Corporation’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa Corporation pursuant to which such compensation may be paid or become payable.

☐	FOR
☐	AGAINST
☐	ABSTAIN

Please date and sign your Proxy on the reverse side and return it promptly.

In their discretion, the persons you name as proxies are authorized to vote upon such other matters of which Kenexa Corporation does not have advance notice that may properly come before the special meeting and any and all postponements, recesses or adjournments thereof, and upon matters incidental to the conduct of the special meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ADOPTION OF THE MERGER AGREEMENT, “FOR” THE GOLDEN PARACHUTE COMPENSATION THAT MAY BE PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES TO APPROVE THE PROPOSAL TO ADOPT THE MERGER AGREEMENT. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY MUST BE EXECUTED FOR YOUR VOTE TO BE COUNTED.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT AND HEREBY REVOKES ALL PRIOR PROXIES WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

Signature of Shareholder

Signature of Shareholder

Date:

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.